     As filed with the Securities and Exchange Commission on June 30, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                         Date of Report: June 29, 2000
                       (Date of earliest event reported)


                   HEIDRICK & STRUGGLES INTERNATIONAL, INC.
            (Exact name of registrant as specified in the charter)


          Delaware                    000-25837                 36-2681268
(State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                    Identification No.)


                      233 South Wacker Drive, Suite 4200
                         Chicago, Illinois 60606-6303
                   (Address of Principal Executive Offices)


                                 312-496-1200
              (Registrant's telephone number including area code)


                                      n/a
         (Former name or former address, if changed since last report)

Item 5. Other Events

        Pursuant to Form 8-K General Instruction F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HEIDRICK & STRUGGLES INTERNATIONAL, INC.

                               /s/ Richard D. Nelson
                              ------------------------------------------------
                              Richard D. Nelson, Secretary

Dated: June 30, 2000


  EXHIBITS

    99   Press Release dated June 29, 2000